UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC 20549

                         FORM 8-KSB

                       CURRENT REPORT
             PURSUANT TO SECTION 13 or 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
               SEPTEMBER 14, 2000 (SEPTEMBER 7, 2000)

                  VICON FIBER OPTICS CORP.
   (Exact name of registrant as specified in Its charter)

                           0-11057
                  (Commission file number)

          Delaware                                13-2615925
(State of Incorporation)           (IRS Employer Identification
No.)

         90 Secor Lane, Pelham Manor, New York 10803
    (Address of principal executive offices and zip code)

                       (914) 738-5006
                Registrant's telephone number

Item 5.  Other Events

Please be advised that effective September 7, 2000 the Board of Directors of Vicon Fiber Optics Corp. has appointed Arthur W. Levine as the Company's new President and CEO. Mr. Levine was also elected to the Board of Directors. Mr. Levine has extensive business and financial experience, with his most recent position having been that of COO of General Vision Services, Inc., a retail optical chain. During his tenure at General Vision, Mr. Levine developed and implemented an aggressive reorganization plan,which led the Company back to profitability. Prior to joining General Vision, Mr. Levine was COO of Skyline Bouquet Company, a floral distributor. After achieving profitability at Skyline, Mr. Levine structured the successful sale of the Company

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Vicon Fiber Optics Corp.
                         (Registrant)

                         /s/ Robert J. Figliozzi
                         Chairman of the Board of Directors